Exhibit 99.1

MobileIron Announces Fiscal First Quarter 2016 Results

Surpassed 11,000 Cumulative Customers Who Have Purchased Our Platform Since 2009

MOUNTAIN VIEW, Calif., April 28, 2016 /PRNewswire/ -- MobileIron (NASDAQ: MOBL), the leader in mobile enterprise security, today announced results for its first fiscal quarter ended March 31, 2016.

First Quarter 2016 Financial Highlights

•	Gross billings were $38.3 million, up 5% year-over-year
•	Recurring billings, which represented 70% of gross billings, were $26.8 million, up 13% year-over-year
•	Revenue was $38.0 million, up 13% year-over-year
•	Recurring revenue was $26.6 million, up 36% year-over-year
•	Monthly Recurring Charges (MRC) was $6.5 million, up 52% year-over-year
•	GAAP net loss per share was $0.23; non-GAAP net loss per share was $0.13
•	Cash and equivalents, plus short and long term investments stood at $95.1 million

"Our first fiscal quarter saw challenges which I attribute to a tougher overall environment and company execution,” said Barry Mainz, CEO, MobileIron. "It is clear to me that MobileIron is a business that has under performed its potential. I believe there are a number of changes we can make over the next 12 months that should accelerate the business and financial performance of the company."

First Quarter 2016 Business Highlights

Platform

•

At Mobile World Congress, IBM, JAMF, MobileIron, and AirWatch announced the formation of the AppConfig Community. With more than 60 member companies, the Community's mission is to establish a common approach for enterprise app configuration and security based on OS native standards.

•	As of end of 1Q 2016, MobileIron ecosystem had 537 active technology partners, which have released over 220 technology integrations.

Channels

•	Added Arrow Electronics as North American Distribution partner
•	Our largest reseller, AT&T, represented approximately 17% of revenue for the quarter.

Milestones and Recognition

•	Appointed Daniel Fields SVP of Engineering and Chief Software Development Officer
•	Granted four additional US patents bringing the total to 30
•	Received highest scores in its Security Vendor Benchmark 2016 from Experton Group*
•	Issued first Mobile Security and Risk Review which identifies a distinct set of threats and risks and provides recommendations for how to fortify mobile enterprise deployments
•	Federal securities class action lawsuit dismissed by United States District Court

Financial Outlook

The company is providing the following outlook for its fiscal second quarter 2016 (ending June 30, 2016):

•	Gross billings are expected to be between $38 million and $40 million, flat over last year.
•	Revenue is expected to be between $37 million and $39 million, growth between 6% and 12% year-over-year.
•	Non-GAAP gross margin is expected to be between 80% and 82%, and non-GAAP operating expenses are expected to be between $43 million and $45 million.

The company is providing the following outlook for its fiscal 2016 (ending December 31, 2016):

•	Non-GAAP operating margin is expected to be between -8% and -12% for the fourth quarter 2016.
•	Cash from operations is expected to be positive for the fiscal fourth quarter 2016.

All forward-looking non-GAAP financial measures contained in this section "Financial Outlook" exclude estimates for stock-based compensation expenses and amortization of intangible assets. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its fiscal first quarter of 2015 and 2016.

Conference Call and Webcast

MobileIron will host a conference call and live webcast at 1:30 p.m. Pacific Daylight Time (4:30 p.m. EDT) to discuss the company's financial results and business highlights. Interested parties may access the call by dialing 1-855-327-6837 in the U.S. or 1-631-891-4304 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com/. A replay will be available through the same link or by dialing (877) 870-5176 and referencing conference ID#117240 through May 28, 2016.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, projected financial results and trends in MobileIron's business. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

*   Experton Group Security Vendor Benchmark 2016,  December 2015

About MobileIron

MobileIron provides the secure foundation for companies around the world to transform into Mobile First organizations. For more information, please visit www.mobileiron.com.

"MobileIron" and the MobileIron Planet M logo are registered trademarks of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2015 AND MARCH 31, 2016
(Amounts in thousands)
(Unaudited)

	December 31, 2015	March 31, 2016
Assets
Current Assets:
Cash and cash equivalents (1)	$47,234	$48,552
Short-term investments (1)	49,576	45,072
Accounts receivable - net	42,674	31,653
Prepaid expenses and other current assets	4,809	7,901
Total current assets	144,293	133,178
Long-term investments (1)	2,094	1,467
Property and equipment - net	6,572	6,885
Intangible assets - net	1,261	1,107
Goodwill	5,475	5,475
Other assets	1,419	1,550
Total Assets	$161,114	$149,662

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$2,551	$1,575
Accrued expenses	19,196	11,480
Deferred revenue - current	55,978	55,574
Total current liabilities	77,725	68,629
Deferred revenue - noncurrent	13,897	14,582
Other long-term liabilities	1,353	1,898
Total liabilities	92,975	85,109
Stockholders’ Equity:
Common stock	8	9
Additional paid-in capital	343,336	359,196
Accumulated deficit	(275,205)	(294,652)
Total stockholders’ equity	68,139	64,553

Total Liabilities and Stockholders' Equity	$161,114	$149,662

(1) Total cash and cash equivalents, short-term and long-term investments	$98,904	$95,091

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2016
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	March 31, 2015	March 31, 2016
Revenue:
Perpetual license	$12,059	$10,368
Subscription	10,197	14,623
Software support and services	11,238	13,016
Total revenue	33,494	38,007
Cost of revenue:
Perpetual license (2)	599	859
Subscription (1)	1,739	1,783
Software support and services (1)	4,157	4,628
Total cost of revenue	6,495	7,270
Gross profit	26,999	30,737
Operating expenses:
Research and development (1)	13,501	16,927
Sales and marketing (1)	25,805	25,668
General and administrative (1)	8,398	7,548
Total operating expenses	47,704	50,143
Operating loss	(20,705)	(19,406)
Other (income) expense - net	122	(135)
Loss before income taxes	(20,827)	(19,271)
Income tax expense	133	176
Net loss	$(20,960)	$(19,447)
Net loss per share, basic and diluted	$(0.27)	$(0.23)
Weighted-average shares used to compute net loss per share, basic and diluted	76,990	82,977

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	91	90
Software support and services	339	300
Research and development	1,728	2,601
Sales and marketing	1,835	3,119
General and administrative	1,143	2,139
	$5,136	$8,249

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$223	$154
	$223	$154

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2016
(Amounts in thousands)
(Unaudited)
	Three Months Ended
	March 31, 2015	March 31, 2016

Cash flows from operating activities:
Net loss	$(20,960)	$(19,447)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	5,136	8,249
Depreciation	578	868
Amortization of intangible assets	223	154
Amortization of premium on investment securities	57	52
Changes in operating assets and liabilities:
Accounts receivable	4,678	11,020
Other current and noncurrent assets	(3,243)	(3,220)
Accounts payable	3,723	(424)
Accrued expenses and other long-term liabilities	(3,738)	(1,080)
Deferred revenue	2,920	282
Net cash used in operating activities	(10,626)	(3,546)

Cash flows from investing activities:
Purchase of property and equipment	(955)	(1,589)
Maturities of investment securities	4,500	29,012
Purchases of investment securities	(4,207)	(23,933)
Net cash provided by (used in) investing activities	(662)	3,490

Cash flows from financing activities:
Proceeds from employee stock purchase plan	1,582	1,075
Proceeds from exercise of stock options	2,121	299
Net cash provided by financing activities	3,703	1,374

Net change in cash and cash equivalents	(7,585)	1,318
Cash and cash equivalents at beginning of period	104,287	47,234
Cash and cash equivalents at end of period	$96,702	$48,552

Non-GAAP financial measures and reconciliations

To supplement our financial results presented on a GAAP basis, we provide investors with certain non-GAAP financial measures, including gross billings, recurring billings, non-GAAP revenue, recurring revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share. These non-GAAP financial measures exclude stock-based compensation, restructuring charges, amortization of intangible assets,  and perpetual license revenue recognized from licenses delivered prior to 2013.

Beginning the first quarter of 2016, we stopped reporting non-GAAP revenue on either an actual or forward-looking basis as reconciling items for GAAP to non-GAAP revenue became immaterial.

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Amortization of intangible assets is significantly affected by the timing and size of our acquisitions. Amortization of intangible assets will recur in future periods.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share:  We believe that the exclusion of stock-based compensation expense and amortization of intangible assets from gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors because stock-based compensation and amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.

Gross and recurring billings, recurring revenue and free cash flow:  Our non-GAAP financial measures also include: gross billings, which we define as total revenue plus the change in deferred revenue in a period; recurring billings, which we define as total revenue less perpetual license, hardware, and professional services revenue plus the change in deferred revenue for subscription and software support arrangements in a period, adjusted for nonrecurring perpetual license billings; recurring revenue, which we define as total revenue less perpetual license, hardware, professional services and perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements and free cash flow, which we define as cash used in operating activities less the amount of property and equipment purchased. We consider gross billings to be a useful metric for management and investors because subscription billings, excluding MRC, and software support and services billings drive deferred revenue, which is an important indicator of future revenue. Similarly, we consider recurring billings and recurring revenue to be useful metrics because they are important indicators of the portion of our business that we would expect to recur each year. There are a number of limitations related to the use of gross, recurring billings and recurring revenue. First, gross and recurring billings include amounts that have not yet been recognized as revenue. Second, our calculation of gross and recurring billings may be different from other companies that report similar financial measures. Third, recurring revenue excludes perpetual license amounts recognized from multiple elements arrangements that we record as subscription or software support revenue in our GAAP statements of operations and that perpetual license amount is based on invoice value, not fair value, although, we believe invoice value approximates the fair value of the element. Fourth, in the MRC model, revenue and billings are based on active devices or users of the service provider’s customer and are billed to us by the service provider on a monthly basis over time and one month in arrears. Thus, under the MRC model, we receive no billings or revenue for MRC at the time the deal is booked, but instead the MRC is billed and revenue is recognized each month based on active usage. Unlike term subscriptions, MRC is not reflected in deferred revenue. This important difference between MRC billings and perpetual and term subscription billings can lead to significant variability of billings in a given quarter depending on the type of billing model that the customer chooses and the overall mix of billing types for all customers within a quarter. We compensate for these limitations by providing specific information regarding GAAP revenue and evaluating gross and recurring billings and recurring revenue together with revenue calculated in accordance with GAAP. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on certain of these non-GAAP measures.

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	March 31, 2015	March 31, 2016

Non-GAAP gross profit reconciliation:
GAAP gross profit	$26,999	$30,737
Stock-based compensation expenses	430	390
Amortization of intangible assets	223	154
Non-GAAP gross profit	$27,652	$31,281

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	80.6%	80.9%
GAAP to non-GAAP gross margin adjustments	2.0%	1.4%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	82.6%	82.3%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(20,705)	$(19,406)
Stock-based compensation expenses	5,136	8,249
Amortization of intangible assets	223	154
Non-GAAP operating loss	$(15,346)	$(11,003)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(61.8)%	(51.1)%
GAAP to non-GAAP operating margin adjustments	16.0%	22.2%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(45.8)%	(28.9)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(20,960)	$(19,447)
Stock-based compensation expenses	5,136	8,249
Amortization of intangible assets	223	154
Non-GAAP net loss	$(15,601)	$(11,044)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	March 31, 2015	March 31, 2016
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.27)	$(0.23)
Stock-based compensation expenses per share	0.07	0.10
Amortization of intangible assets	-	-
Non-GAAP net loss per share	$(0.20)	$(0.13)

Gross billings reconciliation:
Total revenue	$33,494	$38,007
Total deferred revenue, end of period	57,094	70,156
Less: Total deferred revenue, beginning of period	(54,174)	(69,875)
Total change in deferred revenue	2,920	281
Gross billings	$36,414	$38,288

Recurring billings reconciliation:
Total revenue	$33,494	$38,007
Less: Perpetual license revenue	(12,059)	(10,368)
Less: Professional services revenue	(1,270)	(570)
Subscription and software support deferred revenue, end of period	53,115	67,579
Less: Subscription and software support deferred revenue, beginning of period	(49,194)	(67,267)
Total change in subscription and software support deferred revenue	3,921	312
Less: Adjustments	(475)	(611)
Recurring billings	$23,611	$26,770

Recurring revenue reconciliation
Total revenue	$33,494	$38,007
Less: Perpetual license revenue	(12,059)	(10,368)
Less: Professional services revenue	(1,270)	(570)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(513)	(431)
Recurring revenue	$19,652	$26,638

Free cash flow reconciliation:
Cash used in operating activities	$(10,626)	$(3,546)
Purchase of property and equipment	(955)	(1,589)
Free cash flow	$(11,581)	$(5,135)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

MOBILEIRON, INC.
SUPPLEMENTAL INFORMATION
(Amounts in thousands)
(Unaudited)

	31-Mar-15	30-Jun-15	30-Sep-15	31-Dec-15	31-Mar-16
GAAP Revenue
United States	$17,826	$17,055	$18,774	$20,580	$18,405
International	15,668	17,702	19,227	22,466	19,602
Total	33,494	34,757	38,001	43,046	38,007

Gross billings	$36,414	$38,904	$41,092	$48,589	$38,288
Recurring billings	23,611	25,128	27,259	31,487	26,770
Recurring revenue	19,652	21,574	23,316	26,021	26,638
Non-GAAP gross profit	26,881	28,238	31,380	36,423	31,281
Non-GAAP operating loss	(16,117)	(19,294)	(13,683)	(5,395)	(11,003)
Free cash flow	(11,581)	(18,049)	(13,602)	(9,032)	(5,135)

Components of Deferred Revenue
Software support	$30,981	$34,645	$36,564	$42,254	$41,904
Subscription	22,134	22,884	24,556	25,013	25,675
Other deferred revenue	3,979	3,712	3,212	2,608	2,577
Total	$57,094	$61,241	$64,332	$69,875	$70,156

Investor Contact:

Samuel Wilson

MobileIron

ir@mobileiron.com

650-282-7555

Media Contact:

Clarissa Horowitz

MobileIron

clarissa@mobileiron.com

415-608-6825